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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                          July 21, 2004 (July 21, 2004)
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                Date of Report (Date of earliest event reported)

                              CROMPTON CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                    0-30270                      52-2183153
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 (State or Other          (Commission File No.)          (I.R.S. Employer
  Jurisdiction of                                        Identification No.)
  Incorporation)

 199 Benson Road,
 Middlebury, Connecticut                                      06749
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 (Address of Principal                                     (Zip Code)
  Executive Offices)

                                 (203) 573-2000
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibit No.           Description
     -----------           -----------

        99.1               Regulation FD disclosure.

ITEM 9.  REGULATION FD DISCLOSURE.

We have furnished herewith as Exhibit 99.1 certain information we have provided to potential investors in a proposed financing transaction. The term "Refinancing" as used in the attached excerpts means (i) the negotiation of a new revolving credit facility, (ii) the extension of an existing domestic accounts receivable securitization program, and (iii) other related financing transactions.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROMPTON CORPORATION


                                       By: /s/ Barry J. Shainman
                                           ------------------------
                                           Name:  Barry J. Shainman
                                           Title: Secretary

                                                       Dated: July 21, 2004


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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

   99.1            Regulation FD disclosure.